UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2017

HCi Viocare
Exact name of registrant as specified in its charter

Nevada	000-53089	30-0428006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kintyre House, 209 Govan Road, Glasgow, Scotland	G51 1 HJ
(Address of principal executive offices)	(Zip Code)

(0808) 178 4373
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the "Company", "we," "our" and "us" refer to HCi Viocare.

On October 5, 2017, the Company entered into a Debt Settlement and Subscription Agreement (the "Agreement") with Sitimo Ltd. ("Sitimo").  As of August 28, 2017, evidenced by certain notes, loan agreements and assignment agreements of which the Company was duly notified, the Company was indebted to Sitimo in the cumulative amount of US$86,792.86 (The "Total Debt"), including all principal and accrued interest thereon.   The assignment agreements consolidated certain loans and notes payable by the Company's subsidiary HCi Viocare Clinics UK Ltd. originally entered into by Mr Simon Jost Emanuel, Xcel Consulting and SCM Jost AG, respectively, all of whom assigned their respective debt to Sitimo.

Sitimo has agreed to accept 1,000,000 shares of the Company's common stock at a price of US$0.087 per share to settle the Total Debt  pursuant to the terms and conditions set forth in the Agreement.

The Agreement was approved by the Board of Directors of the Company.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 3.02        UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S of the Securities Act of 1933, as amended, ("Securities Act"), as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

SECTION 8.

ITEM 8.01      OTHER EVENTS

On October 9, 2017, the Company appointed Dr Ioannis Doupis, to the Advisory Board of the Company originally formed on April 15, 2014 and entered into an advisory board agreement in the form as appended hereto. Compensation for the member of the Advisory Board shall be the grant of a total of 500,000 shares of the Company's common stock valued at the fair market price on the date of grant of $0.07 per share. The advisory board appointment is for a term of one year.

A copy of the Scientific Advisory Board Agreement noted above is filed as Exhibit 10.2 to this Current Report on Form 8-K.

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

 (d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Debt Settlement Agreement between HCi Viocare, and Sitimo Ltd. dated October 5, 2017	Filed herewith
10.2	Scientific Advisory Board Agreement between the Company and Ioannis Doupis dated October 9, 2017	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HCi Viocare

Dated: October 17, 2017	By:	/s/ Sotirios Leontaritis
	Name:	Sotirios Leontaritis
`	Title:	President, Treasurer, CEO, and Director
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